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Scudder S&P 500 Index Fund

Class AARP and Class S Shares

Annual Report

December 31, 2002

Contents

4 Letter from the President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder S&P 500 Index Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

Equity 500 Index Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder S&P 500 Index Fund	Ticker Symbol	Fund Number
Class AARP	ASPIX	201
Class S	SCPIX	301

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

The past year was very challenging for investors in stock mutual funds. After two down years in 2000 and 2001, most investors felt that a rebound in 2002 was inevitable. Instead, worries about weak corporate earnings, sluggish global growth and geopolitical turmoil sparked further declines in stock prices. This marked the first time since World War II that the US market lost ground in three consecutive years.

In the wake of this lengthy downturn, many investors may be asking themselves, "What should I do next?" The natural temptation is to sell your stock funds and seek more conservative investments. However, it is important to remember that it is often when the market outlook appears to be most bleak that opportunities may in fact be most compelling. This is because investor anxiety drives down the prices of virtually all companies regardless of their fundamental strengths. As a result, values often emerge among the market's highest quality companies. We believe such an environment exists at the present time, creating fertile ground for unearthing individual stocks selling at potentially bargain prices.

Risks remain in place, of course. It is likely that short-term market downturns will be commonplace in the months ahead. Nevertheless, stocks remain an attractive option for those seeking long-term growth of assets. We therefore encourage you to maintain a long-term focus so that you will be able to reap the benefits when the stock market ultimately begins to recover.

Sincerely,

William F. Glavin, Jr.
President
Scudder S&P 500 Index Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary December 31, 2002

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder S&P 500 Index Fund - Class S	-22.33%	-14.90%	-.98%	.58%
S&P 500 Index+	-22.10%	-14.55%	-.59%	.98%

	1-Year	Life of Class***
Scudder S&P 500 Index Fund - Class AARP	-22.33%	-19.67%
S&P 500 Index+	-22.10%	-18.41%

Sources: Lipper, Inc. and Deutsche Asset Management

** The Fund commenced operations on August 29, 1997. Index comparisons begin August 31, 1997.
*** On September 11, 2000 the Fund commenced selling Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/02	$ 11.71	$ 11.71
12/31/01	$ 15.28	$ 15.28
Distribution Information: Twelve Months: Income Dividends	$ .17	$ .17

Class S Lipper Rankings* - S&P 500 Index Objective Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	76	of	175	44
3-Year	65	of	127	50
5-Year	47	of	86	55

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder S&P 500 Index Fund - Class S [] S&P 500 Index+

Yearly periods ended December 31

Comparative Results*
Scudder S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$7,767	$6,163	$9,517	$10,311
	Average annual total return	-22.33%	-14.90%	-.98%	.58%
S&P 500 Index+	Growth of $10,000	$7,790	$6,239	$9,710	$10,536
	Average annual total return	-22.10%	-14.55%	-.59%	.98%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. IIndex returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder S&P 500 Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Equity 500 Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

In the following interview, the Equity 500 Index Portfolio's portfolio management team discusses the market environment during the 12-month period ended December 31, 2002 and offers an outlook for the months ahead.

Q: How did Scudder S&P 500 Index Fund perform in 2002?

A: Scudder S&P 500 Index Fund tracked its benchmark, the Standard & Poor's 500 Index1, for the 12 months ended December 31, 2002. The fund produced a return of -22.33% (Class S shares) for the fiscal year, as compared to -22.10% for the benchmark. The fund modestly underperformed the Lipper S&P 500 Index Objective Funds Average2 annual return of -22.60%. The broad-based S&P 500 Index is a group of large-company stocks that is not available for direct investment.

1 "S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund's investment advisor. S&P 500® Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Index returns do not reflect expenses, which have been deducted from the fund's return. An index is not available for direct investment.
2 Lipper figures represent the average of the total returns, reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Q: What were the primary factors affecting the US equity markets during the past year?

A: US equities declined for the third consecutive year, something that has not occurred for the broad market in more than 60 years. However, the S&P 500 Index exhibited a wide range of performance within the annual period.

During the first quarter, the S&P 500 Index rose 0.28%, as equities struggled to maintain the momentum of the fourth quarter of 2001. Equities declined soon after the beginning of the first quarter with the decline continuing through mid-February. A rally then started, as the prospects for renewed economic growth rose. Equities responded favorably to statistics that showed the US economy growing at a 1.7% rate during the fourth quarter of 2001 fueled by consumer and government spending. The equity rally lasted into March before faltering during the last two weeks of the first quarter. In the aftermath of the Enron collapse, a credit crunch impacted many companies associated with aggressive accounting practices, including some of the information technology and telecommunications leaders of the late 1990s.

During the second quarter, the S&P 500 Index was down 13.40%, as equities generally declined to levels not seen since lows reached last September after the terrorist attacks on the US. The second quarter decline continued almost unabated with only a slight bounce in early May. Equity markets were severely affected by the growing scandal over corporate accounting practices and continuing credit concerns. Ongoing threats of terrorism, geopolitical instability and questions about the reliability of corporate earnings reports also hung over the markets. With first quarter US Gross Domestic Product (GDP) growth revised up to 6.1%, expectations for a "double-dip" recession abated, yet investors shrugged off the improving economic climate and concentrated on the almost daily doses of negative headlines.

The S&P 500 Index was down 17.28% for the third quarter, as equities continued their broad-based decline. Equity markets had to endure the one-year anniversary of the September 11th attacks, the threat of war with Iraq, and lowered earnings forecasts from high-profile companies in multiple industries. After bottoming in early October, US equities rebounded sharply in the fourth quarter, with the S&P 500 Index up 8.44%. Even with the powerful rally, the debate continued about whether a true bottom had been reached. Uncertainty about the strength of the economic recovery acted as an overhang along with the growing expectation of imminent hostilities with Iraq. After three years of declines, general expectations at the end of the year were that most of the excesses of the 1990s had been erased, but that any sustained rally would require evidence of continued economic recovery and a dramatic absence of additional corporate scandals.

For the annual period overall, large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index3 and the Russell 2000 Index4, respectively. Within the large-cap sector, value-oriented stocks outperformed growth-oriented stocks by approximately 2.74%, as measured by the S&P 500 Barra Value Index5 versus the S&P 500 Barra Growth Index6.

3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies.
4 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on market capitalization.
5 S&P 500 Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.
6 S&P 500 Barra Growth Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios.

Note: An index is not available for direct investment.

Q: Which sectors within the S&P 500 Index were the best and worst performers?

A: For the 12 months ended December 31, all sectors of the S&P 500 Index produced negative returns. Information technology and telecommunications services led the decline. Consumer staples, materials, energy, financials, and health care each declined, but outperformed the S&P 500 Index as a whole. The financials sector grew in weight within the S&P 500 Index through the annual period, accounting at December 31, 2002 for 20.5% of the Index's market capitalization. In the fourth quarter, sector performance was positive across the board, with telecommunications services and information technology providing the best performance.

Q: What were the major changes to the S&P 500 Index during the annual period?

A: In all, there were just 25 additions and deletions to the S&P 500 Index for the year, the fewest number of changes since 1996. To name just a few, Worldcom was deleted from the S&P 500 Index on May 14, 2002, having its stock price drop more than 91% from December 31, 2001 through its deletion date. Apollo Group, a firm providing higher education programs for working adults, replaced Worldcom. The third quarter saw a major change to the S&P 500 Index, as non-domiciled companies (companies whose headquarters are overseas) were finally removed from the benchmark, effective the close of business July 19, 2002. The changes resulted in almost a 2% turnover concentrated in seven stocks. The deleted stocks included European and Canadian domiciled companies, such as Nortel, Unilever, and Royal Dutch Petroleum, which had been "grandfathered" in this domestic index. This generated some controversy, as there are other companies headquartered in Bermuda, such as Tyco, which stayed in the Index. Also of note on the same July day was the addition of eBay, as it is classified as a technology company.

Q: What is your outlook for US equities into 2003?

A: As managers of an index fund, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the S&P 500 Index, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

That said, the US economic recovery has been modest, restrained by the unwinding of the excesses of the late 1990s boom and, more recently, by heightened geopolitical uncertainty. Looking ahead, we expect the economic recovery to gradually gather momentum in the second half of the year. Critical to this improvement is our assumption that no major adverse geopolitical shocks occur. We are also expecting macroeconomic policy to remain aggressively stimulative, with the Federal Reserve Board keeping interest rates low well into the new year, and federal tax cuts and spending hikes offsetting cutbacks at the state and local levels. Businesses should respond to diminished geopolitical uncertainty, improving profits, and the fading of corporate scandals by picking up the rate of hiring and investing. Further, we believe consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts. We expect deflation concerns to fade as the recovery solidifies and inflation to remain tame.

Equity markets, in our view, have returned to a range of plausible valuation, largely purging the excesses of the late 1990s. But equity markets are still not cheap, even if profits continue to recover as we expect. Indeed, at current valuations, equities are unlikely to come close on a sustained basis to providing the heady returns of the 1980s and 1990s.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Asset Allocation	12/31/02	12/31/01

Common Stocks	100%	97%
Cash Equivalents	-	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/02	12/31/01

Financials	20%	18%
Health Care	15%	14%
Information Technology	14%	18%
Consumer Discretionary	13%	13%
Industrials	12%	11%
Consumer Staples	10%	8%
Energy	6%	6%
Telecommunication Services	4%	5%
Utilities	3%	3%
Other	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2002 (23.6% of Portfolio)
1. Microsoft Corp. Developer of computer software	3.4%
2. General Electric Co. Operator of an industrial conglomerate	3.0%
3. Exxon Mobil Corp. Explorer and producer of oil and gas	2.9%
4. Wal-Mart Stores, Inc. Operator of discount stores	2.7%
5. Pfizer, Inc. Manufacturer of presciption pharmaceuticals and non-prescription self- medications	2.3%
6. Citigroup, Inc. Provider of diversified financial services	2.2%
7. Johnson & Johnson Provider of health care products	2.0%
8. American International Group, Inc. Provider of insurance services	1.9%
9. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.6%
10. Merck & Co. Inc. Producer of pharmaceuticals	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in Equity 500 Index Portfolio, at value	$ 555,068,077
Receivable for Fund shares sold	385,305
Total assets	555,453,382
Liabilities
Payable for Fund shares redeemed	6,411,615
Other accrued expenses and payables	204,640
Total liabilities	6,616,255
Net assets, at value	$ 548,837,127
Net Assets
Net assets consist of: Undistributed net investment income (loss)	304,494
Net unrealized appreciation (depreciation) on investment	(250,317,173)
Accumulated net realized gain (loss) from investments	(295,421,060)
Paid-in capital	1,094,270,866
Net assets, at value	$ 548,837,127
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($311,624,082 / 26,619,876 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.71
Class S Net Asset Value, offering and redemption price per share ($237,213,045 / 20,263,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.71

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income:
Income and expenses allocated from Equity 500 Index Portfolio:
Dividends (net of foreign taxes withheld of $32,948)	12,423,838
Interest	298,088
Expenses(a)	(398,483)
Total Income	12,323,443
Expenses: Administrator fee	1,971,326
Administrative service fee	754,055
Trustees' fees and expenses	10,785
Other	47,100
Total expenses	2,783,266
Net investment income (loss)	9,540,177
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investment	(99,151,498)
Net unrealized appreciation (depreciation) during the period on investment	(112,309,517)
Net gain (loss) on investment transactions	(211,461,015)
Net increase (decrease) in net assets resulting from operations	$ (201,920,838)

a For the year ended December 31, 2002, the Equity 500 Index Portfolio waived fees in the amount of $53,511 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 9,540,177	$ 8,639,116
Net realized gain (loss) on investment transactions	(99,151,498)	(5,229,886)
Net unrealized appreciation (depreciation) on investment transactions during the period	(112,309,517)	(128,785,706)
Net increase (decrease) in net assets resulting from operations	(201,920,838)	(125,376,476)
Distributions to shareholders from: Net investment income: Class AARP	(4,832,742)	(4,766,836)
Class S	(4,748,546)	(3,490,922)
Fund share transactions: Proceeds from shares sold	253,343,643	243,731,657
Reinvestment of distributions	9,247,124	7,933,685
Cost of shares redeemed	(363,927,207)	(276,130,144)
Net increase (decrease) in net assets from Fund share transactions	(101,336,440)	(24,464,802)
Increase (decrease) in net assets	(312,838,566)	(158,099,036)
Net assets at beginning of period	861,675,693	1,019,774,729
Net assets at end of period (including undistributed net investment income of $304,495 and $384,856, respectively)	$ 548,837,127	$ 861,675,693

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.28	$ 17.60	$ 19.95
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.15	.05
Net realized and unrealized gain (loss) on investment transactions	(3.56)	(2.32)	(2.33)
Total from investment operations	(3.40)	(2.17)	(2.28)
Less distributions from: Net investment income	(.17)	(.15)	(.07)
Net asset value, end of period	$ 11.71	$ 15.28	$ 17.60
Total Return (%)	(22.33)	(12.32)	(11.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	312	471	652
Ratio of expenses (%)[c]	.40	.40	.39d*
Ratio of net investment income (loss) (%)	1.21	.95	.86*
[a] For the period from September 11, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Includes expenses of the Equity 500 Index Portfolio.
[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses in fiscal 2000. The ratio without this reduction is .40%.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 15.28	$ 17.60	$ 19.60	$ 16.44	$ 12.94
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.15	.16	.19	.17
Net realized and unrealized gain (loss) on investment transactions	(3.56)	(2.32)	(2.01)	3.14	3.48
Total from investment operations	(3.40)	(2.17)	(1.85)	3.33	3.65
Less distributions from: Net investment income	(.17)	(.15)	(.15)	(.17)	(.15)
Net asset value, end of period	$ 11.71	$ 15.28	$ 17.60	$ 19.60	$ 16.44
Total Return (%)	(22.33)	(12.32)	(9.50)[b]	20.37[b]	28.29[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	237	390	368	328	128
Ratio of expenses before expense reductions (%)[c]	.40	.40	.51[d]	.58	1.01
Ratio of expenses after expense reductions (%)[c]	.40	.40	.40[d]	.40	.40
Ratio of net investment income (%)	1.22	.95	.84	1.05	1.18
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes expenses of the Equity 500 Index Portfolio.
[d] The ratios of operating expenses excluding costs incurred with the reorganization in fiscal 2000 before and after expense reductions were .52% and .40%, respectively.

Notes to Financial Statements

Scudder S&P 500 Index Fund

A. Significant Accounting Policies

Scudder S&P 500 Index Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At December 31, 2002, the Fund's investment in the Portfolio represented approximately 23% of the Portfolio's total assets.

The Fund offers multiple classes of shares which provide investors with different purchase options. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investments in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in the report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $277,161,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006 ($3,502,000), December 31, 2007 ($51,000), December 31, 2009 ($159,908,000), and December 31, 2010 ($113,700,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $18,283,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 304,495
Capital loss carryforwards	$ (277,161,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended December 31,
	2002	2001
Distributions from ordinary income*	$ 9,581,288	$ 8,257,758

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor monitors the Fund's investment in the Portfolio. The Advisor currently receives no fee for providing these monitoring services. In the event the Board of Trustees determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Portfolio, the Advisor would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay the Advisor an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and paid monthly.

Administrative Services Agreement. The Fund also has an Administrative Services Agreement with the Advisor, under which the Advisor provides shareholder and administrative services to the Fund. The Advisor receives a fee (the "Administrative Services Fee") of 0.10% of the Fund's average daily net assets, accrued daily and paid monthly. Accordingly, for the year ended December 31, 2002, the amount imposed aggregated $754,055, of which $59,432 is unpaid at December 31, 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by each class of the Advisor under its Administrative Services Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets for Class AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., shareholder services, custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2002
Class AARP	$ 963,691	$ 67,993
Class S	1,007,635	69,992
	$ 1,971,326	$ 137,985

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	2,748,248	$ 36,910,583	3,582,008	$ 56,889,026
Class S	15,952,806	216,433,060	11,765,807	186,842,631
		$ 253,343,643		$ 243,731,657
Shares issued to shareholders in reinvestment of distributions
Class AARP	360,934	$ 4,586,533	303,953	$ 4,519,712
Class S	369,162	4,660,591	230,330	3,413,973
		$ 9,247,124		$ 7,933,685
Shares redeemed
Class AARP	(7,338,085)	$ (95,034,491)	(10,051,609)	$ (159,444,897)
Class S	(21,598,172)	(268,892,716)	(7,386,368)	(116,685,247)
		$ (363,927,207)		$ (276,130,144)
Net increase (decrease)
Class AARP	(4,228,903)	$ (53,537,375)	(6,165,648)	$ (98,036,159)
Class S	(5,276,204)	(47,799,065)	4,609,769	73,571,357
		$ (101,336,440)		$ (24,464,802)

Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Scudder S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder S&P 500 Index (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 21, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended December 31, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder S&P 500 Index Fund, a series of Investment Trust (the "Trust"), was held on July 30, 2002, at the office of Deutsche Investment Management, Inc., Two International Place, Boston, Massachusetts.

As a "feeder" fund in a master-feeder fund arrangement, the fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio, the "master" fund, which has the same investment objective. At the meeting, the following matters were voted upon by the shareholders of the fund:

1. To elect eleven Trustees of the Equity 500 Index Portfolio.

	Number of Votes:
	For	Withheld
Richard R. Burt	33,147,010	1,556,408
S. Leland Dill	33,122,248	1,581,170
Martin J. Gruber	33,150,108	1,553,311
Richard T. Hale	33,155,777	1,547,642
Joseph R. Hardiman	33,143,971	1,559,448
Richard J. Herring	33,160,584	1,542,835
Graham E. Jones	33,135,882	1,567,537
Rebecca W. Rimel	33,147,504	1,555,915
Philip Saunders, Jr.	33,146,584	1,556,835
William N. Searcy	33,141,106	1,562,313
Robert H. Wadsworth	33,170,516	1,532,903

2. To approve a new investment advisory agreement between the Equity 500 Index Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
32,543,020	1,220,035	940,363

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 99.9%
Consumer Discretionary 13.1%
Auto Components 0.2%
Cooper Tire & Rubber Co.	19,814	303,947
Dana Corp.	41,100	483,336
Delphi Corp.	158,560	1,276,408
Goodyear Tire & Rubber Co.	50,010	340,568
Johnson Controls, Inc.	25,485	2,043,132
Visteon Corp.	35,422	246,537
		4,693,928
Automobiles 0.6%
Ford Motor Co.	524,002	4,873,219
General Motors Corp.	159,977	5,896,752
Harley-Davidson, Inc.	86,666	4,003,969
		14,773,940
Hotel Restaurants & Leisure 0.8%
Carnival Corp. "A"	167,100	4,169,145
Darden Restaurants, Inc.	49,411	1,010,455
Harrah's Entertainment, Inc.*	31,280	1,238,688
Hilton Hotels Corp.	106,566	1,354,454
International Game Technology*	24,527	1,862,090
Marriott International, Inc. "A"	67,701	2,225,332
Starbucks Corp.*	111,934	2,281,215
Starwood Hotels & Resorts Worldwide, Inc.	56,431	1,339,672
Wendy's International, Inc.	31,428	850,756
YUM! Brands, Inc.*	83,134	2,013,505
		18,345,312
Household Durables 0.5%
American Greeting Corp. "A"*	18,382	290,436
Black & Decker Corp.	22,637	970,901
Centex Corp.	17,711	889,092
Fortune Brands, Inc.	42,170	1,961,327
KB HOME	14,549	623,425
Leggett & Platt, Inc.	54,904	1,232,046
Maytag Corp.	21,834	622,269
Newell Rubbermaid, Inc.	75,004	2,274,871
Pulte Homes, Inc.	17,399	832,890
Snap-On, Inc.	16,403	461,088
The Stanley Works	24,008	830,197
Tupperware Corp.	16,314	246,015
Whirlpool Corp.	19,167	1,000,901
		12,235,458
Internet & Catalog Retailing 0.3%
eBay, Inc.*	87,900	5,961,378
Leisure Equipment & Products 0.3%
Brunswick Corp.	24,877	494,057
Eastman Kodak Co.	82,689	2,897,423
Hasbro, Inc.	49,924	576,622
Mattel, Inc.	125,703	2,407,212
		6,375,314
Media 4.0%
AOL Time Warner, Inc.*	1,273,515	16,683,047
Clear Channel Communications, Inc.*	174,665	6,513,258
Comcast Corp. "A"*	657,493	15,497,110
Dow Jones & Co., Inc.	23,499	1,015,862
Gannett Co., Inc.	76,123	5,465,631
Interpublic Group of Companies, Inc.	109,786	1,545,787
Knight-Ridder, Inc.	23,360	1,477,520
McGraw-Hill, Inc.	55,178	3,334,958
Meredith Corp.	13,944	573,238
New York Times Co. "A"	42,580	1,947,183
Omnicom Group, Inc.	53,532	3,458,167
TMP Worldwide, Inc.*	31,354	354,614
Tribune Co.	86,804	3,946,110
Univision Communications, Inc. "A"*	64,300	1,575,350
Viacom, Inc. "B"*	501,516	20,441,792
Walt Disney Co.	581,947	9,491,556
		93,321,183
Multiline Retail 4.0%
Big Lots, Inc.*	32,542	430,531
Costco Wholesale Corp.*	130,249	3,654,787
Dillard's, Inc. "A"	23,637	374,883
Dollar General Corp.	93,532	1,117,707
Family Dollar Stores, Inc.	49,695	1,550,981
Federated Department Stores, Inc.*	56,342	1,620,396
J.C. Penny Co., Inc.	76,826	1,767,766
Kohl's Corp.*	96,218	5,383,397
Nordstrom, Inc.	38,936	738,616
Sears, Roebuck & Co.	90,598	2,169,822
Target Corp.	259,135	7,774,050
The May Department Stores Co.	82,691	1,900,239
Wal-Mart Stores, Inc.	1,257,177	63,500,010
		91,983,185
Specialty Retail 2.0%
AutoZone, Inc.*	28,022	1,979,754
Bed Bath & Beyond, Inc.*	83,321	2,877,074
Best Buy Co., Inc.*	91,589	2,211,874
Circuit City Stores - Circuit City Group	58,911	437,120
Home Depot, Inc.	662,296	15,868,612
Lowe's Companies, Inc.	222,232	8,333,700
Office Depot, Inc.*	87,851	1,296,681
RadioShack Corp.	47,936	898,321
Sherwin-Williams Co.	42,218	1,192,659
Staples, Inc.*	134,040	2,452,932
The Gap, Inc.	250,798	3,892,385
Tiffany & Co.	40,847	976,652
TJX Companies, Inc.	155,632	3,037,937
Toys ''R'' Us, Inc.*	60,529	605,290
		46,060,991
Textiles, Apparel & Luxury Goods 0.4%
Jones Apparel Group, Inc.*	36,556	1,295,545
Liz Claiborne, Inc.	30,188	895,074
NIKE, Inc. "B"	75,570	3,360,598
Reebok International Ltd.*	16,936	497,918
The Limited, Inc.	146,264	2,037,458
VF Corp.	30,915	1,114,486
		9,201,079
Consumer Staples 9.7%
Beverages 3.1%
Adolph Coors Co. "B"	10,160	622,300
Anheuser-Busch Companies, Inc.	250,430	12,120,812
Brown-Forman Corp. "B"	19,171	1,253,017
Coca-Cola Co.	705,931	30,933,896
Coca-Cola Enterprises, Inc.	127,965	2,779,400
Pepsi Bottling Group, Inc.	79,864	2,052,505
PepsiCo, Inc.	491,790	20,763,374
		70,525,304
Food & Drug Retailing 1.2%
Albertson's, Inc.	108,005	2,404,191
CVS Corp.	111,921	2,794,667
Kroger Co.*	220,236	3,402,646
Safeway, Inc.*	125,580	2,933,549
Supervalu, Inc.	37,579	620,429
Sysco Corp.	187,019	5,571,296
Walgreen Co.	291,866	8,519,569
Winn-Dixie Stores, Inc.	39,985	610,971
		26,857,318
Food Products 1.6%
Archer Daniels Midland Co.	184,122	2,283,113
Campbell Soup Co.	115,105	2,701,514
ConAgra Foods, Inc.	152,950	3,825,280
Del Monte Foods Co.*	337	2,595
General Mills, Inc.	104,810	4,920,830
H.J. Heinz Co.	99,980	3,286,343
Hershey Foods Corp.	38,797	2,616,470
Kellogg Co.	116,236	3,983,408
McDonald's Corp.	367,288	5,905,991
Sara Lee Corp.	221,987	4,996,927
Wm Wrigley Jr. Co.	63,300	3,473,904
		37,996,375
Household Products 2.1%
Clorox Co.	62,971	2,597,554
Colgate-Palmolive Co.	153,561	8,051,203
Kimberly-Clark Corp.	146,694	6,963,564
Procter & Gamble Co.	370,168	31,812,238
		49,424,559
Personal Products 0.6%
Alberto-Culver Co. "B"	16,331	823,082
Avon Products, Inc.	67,214	3,620,818
Gillette Co.	300,877	9,134,626
		13,578,526
Tobacco 1.1%
Philip Morris Companies, Inc.	589,355	23,886,558
R.J. Reynolds Tobacco Holdings, Inc.	25,400	1,069,594
UST, Inc.	48,390	1,617,678
		26,573,830
Energy 6.0%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	95,259	3,066,387
BJ Services Co.*	44,400	1,434,564
Halliburton Co.	123,552	2,311,658
Nabors Industries Ltd.*	41,252	1,454,958
Noble Corp.*	38,100	1,339,215
Rowan Companies, Inc.	26,673	605,477
Schlumberger Ltd.	165,399	6,961,644
Transocean Sedco Forex, Inc.	90,951	2,110,063
		19,283,966
Oil & Gas 5.2%
Amerada Hess Corp.	25,706	1,415,115
Anadarko Petroleum Corp.	71,661	3,432,562
Apache Corp.	40,949	2,333,684
Ashland, Inc.	19,337	551,685
Burlington Resources, Inc.	58,018	2,474,468
ChevronTexaco Corp.	307,952	20,472,649
ConocoPhillips	193,896	9,382,627
Devon Energy Corp.	45,839	2,104,010
EOG Resources, Inc.	32,048	1,279,356
Exxon Mobil Corp.	1,917,730	67,005,486
Kerr-McGee Corp.	28,901	1,280,314
Marathon Oil Corp.	87,209	1,856,680
Occidental Petroleum Corp.	106,856	3,040,053
Sunoco, Inc.	21,587	716,257
Unocal Corp.	74,321	2,272,736
		119,617,682
Financials 20.5%
Banks 8.0%
AmSouth Bancorp.	102,508	1,968,154
Bank of America Corp.	426,588	29,677,727
Bank of New York Co., Inc.	207,832	4,979,655
Bank One Corp.	332,284	12,144,980
BB&T Corp.	137,044	5,069,258
Charter One Financial, Inc.	64,677	1,858,170
Comerica, Inc.	49,173	2,126,241
Fifth Third Bancorp.	164,929	9,656,593
First Tennessee National Corp.	35,500	1,275,870
FleetBoston Financial Corp.	299,900	7,287,570
Golden West Financial Corp.	44,327	3,183,122
Huntington Bancshares, Inc.	67,874	1,269,923
J.P. Morgan Chase & Co.	569,621	13,670,904
KeyCorp.	120,020	3,017,303
Marshall & Ilsley Corp.	59,300	1,623,634
Mellon Financial Corp.	123,714	3,230,173
National City Corp.	175,128	4,784,497
North Fork Bancorp., Inc.	46,100	1,555,414
Northern Trust Corp.	63,640	2,230,582
PNC Financial Services Group	79,849	3,345,673
Regions Financial Corp.	62,318	2,078,928
SouthTrust Corp.	99,762	2,479,086
SunTrust Banks, Inc.	81,182	4,620,879
Synovus Financial Corp.	86,647	1,680,952
Union Planters Corp.	56,340	1,585,408
US Bancorp.	546,617	11,599,213
Wachovia Corp.	388,043	14,140,287
Washington Mutual, Inc.	270,856	9,352,658
Wells Fargo & Co.	482,356	22,608,026
Zions Bancorp.	26,500	1,042,749
		185,143,629
Diversified Financials 7.1%
American Express Co.	374,999	13,256,215
Bear Stearns Companies, Inc.	27,332	1,623,521
Capital One Finance Corp.	62,190	1,848,287
Charles Schwab Corp.	382,638	4,151,622
Citigroup, Inc.	1,463,356	51,495,498
Countrywide Financial Corp.	34,791	1,796,955
Fannie Mae	283,733	18,252,544
Franklin Resources, Inc.	74,054	2,523,760
Freddie Mac	198,508	11,721,897
Goldman Sachs Group, Inc.	136,000	9,261,600
Household International, Inc.	135,785	3,776,181
Lehman Brothers Holdings, Inc.	67,593	3,602,031
MBNA Corp.	365,204	6,946,180
Merrill Lynch & Co., Inc.	246,120	9,340,254
Moody's Corp.	43,009	1,775,842
Morgan Stanley	309,115	12,339,871
Providian Financial Corp.*	78,258	507,894
SLM Corp.	43,954	4,565,062
State Street Corp.	92,964	3,625,596
Stilwell Financial, Inc.	63,308	827,436
T. Rowe Price Group, Inc.	34,897	951,990
		164,190,236
Insurance 5.0%
ACE Ltd.	72,100	2,115,414
AFLAC, Inc.	147,724	4,449,447
Allstate Corp.	201,619	7,457,887
AMBAC Financial Group, Inc.	30,419	1,710,765
American International Group, Inc.	743,738	43,025,243
Aon Corp.	87,875	1,659,959
Chubb Corp.	49,509	2,584,370
Cincinnati Financial Corp.	46,648	1,751,632
Hartford Financial Services Group, Inc.	71,347	3,241,294
Jefferson-Pilot Corp.	42,226	1,609,233
John Hancock Financial Services, Inc.	81,437	2,272,092
Lincoln National Corp.	51,085	1,613,264
Loews Corp.	53,436	2,375,765
Marsh & McLennan Companies, Inc.	153,530	7,094,621
MBIA, Inc.	42,378	1,858,699
MetLife, Inc.	200,170	5,412,597
MGIC Investment Corp.	29,970	1,237,761
Principal Financial Group, Inc.	96,600	2,910,558
Progressive Corp.	62,795	3,116,516
Prudential Financial, Inc.	161,900	5,138,706
Safeco Corp.	40,848	1,416,200
St. Paul Companies, Inc.	65,199	2,220,026
Torchmark Corp.	33,446	1,221,782
Travelers Property Casualty Corp. "B"*	289,464	4,240,648
UnumProvident Corp.	67,749	1,188,317
XL Capital Ltd. "A"	39,100	3,020,475
		115,943,271
Real Estate 0.4%
Equity Office Properties Trust (REIT)	120,700	3,015,086
Equity Residential (REIT)	77,100	1,895,118
Plum Creek Timber Co., Inc. (REIT)	51,900	1,224,840
Simon Property Group, Inc. (REIT)	52,800	1,798,896
		7,933,940
Health Care 14.9%
Biotechnology 1.1%
Amgen, Inc.*	366,986	17,740,103
Biogen, Inc.*	43,027	1,723,662
Chiron Corp.*	54,191	2,037,582
Genzyme Corp. (General Division)*	61,800	1,827,426
MedImmune, Inc.*	72,255	1,963,168
		25,291,941
Health Care Equipment & Supplies 1.9%
Applera Corp. - Applied Biosystems Group	59,916	1,050,927
Bausch & Lomb, Inc.	15,390	554,040
Baxter International, Inc.	168,976	4,731,328
Becton, Dickinson & Co.	72,087	2,212,350
Biomet, Inc.	73,958	2,119,636
Boston Scientific Corp.*	116,157	4,938,996
C.R. Bard, Inc.	14,445	837,810
Guidant Corp.*	85,785	2,646,467
Medtronic, Inc.	347,423	15,842,489
St. Jude Medical, Inc.*	49,668	1,972,813
Stryker Corp.	56,399	3,785,501
Zimmer Holdings, Inc.*	55,545	2,306,228
		42,998,585
Health Care Providers & Services 1.8%
Aetna, Inc.	43,360	1,782,963
AmerisourceBergen Corp.	30,110	1,635,274
Anthem, Inc.*	39,788	2,502,665
Cardinal Health, Inc.	126,736	7,501,504
CIGNA Corp.	40,179	1,652,160
HCA, Inc.	146,376	6,074,604
Health Management Associates, Inc.	68,400	1,224,360
HEALTHSOUTH Corp.*	112,169	471,110
Humana, Inc.*	47,116	471,160
IMS Health, Inc.	79,649	1,274,384
Manor Care, Inc.*	27,932	519,815
McKesson Corp.	83,676	2,261,762
Quest Diagnostics, Inc.*	27,968	1,591,379
Quintiles Transnational Corp.*	33,036	399,736
Tenet Healthcare Corp.*	139,439	2,286,800
UnitedHealth Group, Inc.	86,764	7,244,794
Wellpoint Health Networks, Inc.*	41,084	2,923,537
		41,818,007
Pharmaceuticals 10.1%
Abbott Laboratories	446,106	17,844,240
Allergan, Inc.	37,232	2,145,308
Bristol-Myers Squibb Co.	553,554	12,814,775
Eli Lilly & Co.	320,550	20,354,925
Forest Laboratories, Inc.*	52,032	5,110,583
Johnson & Johnson	846,774	45,480,232
King Pharmaceuticals, Inc.*	71,233	1,224,495
Merck & Co., Inc.	640,217	36,242,684
Pfizer, Inc.	1,756,181	53,686,453
Pharmacia Corp.	369,216	15,433,229
Schering-Plough Corp.	419,611	9,315,364
Watson Pharmaceuticals, Inc.*	31,089	878,886
Wyeth	378,720	14,164,128
		234,695,302
Industrials 11.6%
Aerospace & Defense 1.9%
Boeing Co.	239,534	7,902,227
General Dynamics Corp.	57,444	4,559,330
Goodrich Corp.	28,987	531,042
Honeywell International, Inc.	234,554	5,629,296
Lockheed Martin Corp.	130,141	7,515,643
Northrop Grumman Corp.	52,012	5,045,164
Raytheon Co.	116,134	3,571,121
Rockwell Collins, Inc.	51,528	1,198,541
United Technologies Corp.	135,166	8,372,182
		44,324,546
Air Freight & Logistics 1.1%
FedEx Corp.	85,434	4,632,231
Ryder System, Inc.	17,446	391,488
United Parcel Service, Inc. "B"	318,400	20,084,672
		25,108,391
Airlines 0.2%
AMR Corp.*	44,112	291,139
Delta Air Lines, Inc.	35,135	425,134
Southwest Airlines Co.	220,559	3,065,770
		3,782,043
Building Products 0.2%
American Standard Companies, Inc.*	20,200	1,437,028
Crane Co.	16,776	334,346
Masco Corp.	141,979	2,988,658
		4,760,032
Commercial Services & Supplies 1.9%
Allied Waste Industries, Inc.*	52,074	520,740
Apollo Group, Inc. "A"*	49,700	2,186,800
Automatic Data Processing, Inc.	170,493	6,691,850
Avery Dennison Corp.	30,801	1,881,325
Cendant Corp.*	295,116	3,092,816
Cintas Corp.	48,500	2,218,875
Concord EFS, Inc.*	146,580	2,307,169
Convergys Corp.*	48,562	735,714
Deluxe Corp.	17,510	737,171
Equifax, Inc.	40,352	933,745
First Data Corp.	214,182	7,584,185
Fiserv, Inc.*	54,501	1,850,309
H&R Block, Inc.	52,084	2,093,777
Paychex, Inc.	107,095	2,987,951
Pitney Bowes, Inc.	66,859	2,183,615
R.R. Donnelley & Sons Co.	31,777	691,785
Robert Half International, Inc.*	49,197	792,564
Sabre Holdings Corp.*	39,588	716,939
Waste Management, Inc.	176,358	4,042,125
		44,249,455
Construction & Engineering 0.0%
Fluor Corp.	22,990	643,720
McDermott International, Inc.*	17,969	78,704
		722,424
Electrical Equipment 0.4%
American Power Conversion Corp.*	55,829	845,809
Cooper Industries, Inc. "A"	26,140	952,803
Emerson Electric Co.	119,922	6,098,034
Molex, Inc.	54,734	1,261,071
Power-One, Inc.*	21,714	123,118
Rockwell Automation, Inc.	52,928	1,096,139
Thomas & Betts Corp.*	16,321	275,825
		10,652,799
Industrial Conglomerates 4.1%
3M Co.	111,106	13,699,363
General Electric Co.	2,834,715	69,025,310
Textron, Inc.	39,489	1,697,632
Tyco International Ltd.	568,120	9,703,490
		94,125,795
Machinery 1.2%
Caterpillar, Inc.	97,987	4,479,966
Cummins, Inc.	11,561	325,211
Danaher Corp.	43,564	2,862,155
Deere & Co.	67,962	3,116,058
Dover Corp.	58,467	1,704,898
Eaton Corp.	20,301	1,585,711
Illinois Tool Works, Inc.	87,272	5,660,462
Ingersoll-Rand Co. "A"	48,165	2,073,985
ITT Industries, Inc.	26,387	1,601,427
Navistar International Corp.*	17,804	432,815
PACCAR, Inc.	33,336	1,537,790
Pall Corp.	34,429	574,276
Parker-Hannifin Corp.	33,606	1,550,245
		27,504,999
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	106,809	2,778,102
CSX Corp.	60,692	1,718,191
Norfolk Southern Corp.	110,623	2,211,354
Union Pacific Corp.	72,174	4,321,057
		11,028,704
Trading Companies & Distributors 0.1%
Genuine Parts Co.	49,094	1,512,095
W.W. Grainger, Inc.	26,004	1,340,506
		2,852,601
Information Technology 14.2%
Communications Equipment 2.0%
ADC Telecommunications, Inc.*	211,706	442,466
Andrew Corp.*	27,483	282,525
Avaya, Inc.*	91,838	225,003
CIENA Corp.*	121,200	622,968
Cisco Systems, Inc.*	2,057,484	26,953,040
Comverse Technologies, Inc.*	52,471	525,759
Corning, Inc.*	267,097	884,091
JDS Uniphase Corp.*	414,782	1,024,512
Lucent Technologies, Inc.*	963,460	1,213,960
Motorola, Inc.	658,590	5,696,804
QUALCOMM, Inc.*	224,054	8,153,325
Scientific-Atlanta, Inc.	43,913	520,808
Tellabs, Inc.*	121,317	881,975
		47,427,236
Computers & Peripherals 3.6%
Apple Computer, Inc.*	102,234	1,465,013
Dell Computer Corp.*	737,510	19,721,017
EMC Corp.*	626,552	3,847,029
Gateway, Inc.*	85,857	269,591
Hewlett-Packard Co.	868,992	15,085,701
International Business Machines Corp.	481,669	37,329,348
Lexmark International, Inc.*	35,364	2,139,522
NCR Corp.*	28,567	678,181
Network Appliance, Inc.*	95,990	959,900
Sun Microsystems, Inc.*	887,174	2,759,111
		84,254,413
Electronic Equipment & Instruments 0.4%
Agilent Technologies, Inc.*	133,814	2,403,299
Jabil Circuit, Inc.*	58,100	1,041,152
Millipore Corp.*	14,492	492,728
PerkinElmer, Inc.	35,068	289,311
Sanmina Corp.*	143,470	644,180
Solectron Corp.*	231,194	820,739
Symbol Technologies, Inc.	64,417	529,508
Tektronix, Inc.*	25,070	456,023
Thermo Electron Corp.*	46,588	937,351
Waters Corp.*	36,800	801,504
		8,415,795
Internet Software & Services 0.1%
Yahoo! Inc.*	168,298	2,751,672
IT Consulting & Services 0.3%
Computer Sciences Corp.*	48,160	1,659,112
Electronic Data Systems Corp.	135,654	2,500,103
SunGard Data Systems, Inc.*	80,600	1,898,936
Unisys Corp.*	95,514	945,589
		7,003,740
Office Electronics 0.1%
Xerox Corp.*	209,478	1,686,298
Semiconductor Equipment & Products 2.8%
Advanced Micro Devices, Inc.*	96,053	620,502
Altera Corp.*	109,246	1,348,096
Analog Devices, Inc.*	104,337	2,490,524
Applied Materials, Inc.*	469,584	6,118,680
Applied Micro Circuits Corp.*	80,100	295,569
Broadcom Corp. "A"*	78,800	1,186,728
Intel Corp.	1,886,851	29,378,270
KLA-Tencor Corp.*	53,846	1,904,533
Linear Technology Corp.	88,985	2,288,694
LSI Logic Corp.*	104,400	602,388
Maxim Integrated Products, Inc.	91,389	3,019,493
Micron Technology, Inc.*	172,681	1,681,913
National Semiconductor Corp.*	51,825	777,893
Novellus Systems, Inc.*	42,500	1,193,400
NVIDIA Corp.*	42,900	493,779
PMC-Sierra, Inc.*	46,947	261,025
QLogic Corp.*	26,234	905,335
Teradyne, Inc.*	51,341	667,946
Texas Instruments, Inc.	493,173	7,402,527
Xilinx, Inc.*	96,194	1,981,596
		64,618,891
Software 4.9%
Adobe Systems, Inc.	68,527	1,707,008
Autodesk, Inc.	33,982	485,943
BMC Software, Inc.*	68,947	1,179,683
Citrix Systems, Inc.*	50,045	616,554
Computer Associates International, Inc.	165,571	2,235,209
Compuware Corp.*	108,942	522,922
Electronic Arts, Inc.*	40,100	1,995,777
Intuit, Inc.*	59,130	2,774,380
Mercury Interactive Corp.*	25,048	742,673
Microsoft Corp.*	1,523,066	78,742,512
Novell, Inc.*	113,556	379,277
Oracle Corp.*	1,528,065	16,503,102
Parametric Technology Corp.*	71,981	181,392
PeopleSoft, Inc.*	90,011	1,647,201
Rational Software Corp.*	52,300	543,397
Siebel Systems, Inc.*	137,836	1,019,986
VERITAS Software Corp.*	119,157	1,861,232
		113,138,248
Materials 2.8%
Chemicals 1.6%
Air Products & Chemicals, Inc.	64,701	2,765,968
Dow Chemical Co.	259,425	7,704,923
E.I. du Pont de Nemours & Co.	282,963	11,997,631
Eastman Chemical Co.	21,683	797,284
Ecolab, Inc.	36,864	1,824,768
Engelhard Corp.	36,161	808,198
Great Lakes Chemicals Corp.	14,075	336,111
Hercules, Inc.*	30,603	269,306
International Flavors & Fragrances, Inc.	26,547	931,800
Monsanto Co.	74,469	1,433,528
PPG Industries, Inc.	48,299	2,422,195
Praxair, Inc.	45,281	2,615,883
Rohm & Haas Co.	63,024	2,047,020
Sigma-Aldrich Corp.	20,453	996,061
		36,950,676
Construction Materials 0.0%
Vulcan Materials Co.	28,934	1,085,025
Containers & Packaging 0.2%
Ball Corp.	15,990	818,528
Bemis Company, Inc.	14,908	739,884
Pactiv Corp.*	44,529	973,404
Sealed Air Corp.*	23,607	880,541
Temple-Inland, Inc.	15,421	691,015
		4,103,372
Metals & Mining 0.5%
Alcoa, Inc.	240,446	5,477,360
Allegheny Technologies, Inc.	21,963	136,829
Freeport-McMoRan Copper & Gold, Inc. "B"*	42,023	705,146
Newmont Mining Corp.	114,828	3,333,457
Nucor Corp.	22,303	921,114
Phelps Dodge Corp.*	25,289	800,397
United States Steel Corp.	28,692	376,439
Worthington Industries, Inc.	23,929	364,678
		12,115,420
Paper & Forest Products 0.5%
Boise Cascade Corp.	16,850	424,957
Georgia-Pacific Corp.	66,353	1,072,264
International Paper Co.	138,784	4,853,276
Louisiana-Pacific Corp.*	29,382	236,819
MeadWestvaco Corp.	56,110	1,386,478
Weyerhaeuser Co.	63,107	3,105,495
		11,079,289
Telecommunication Services 4.2%
Diversified Telecommunication Services 3.8%
ALLTEL Corp.	88,619	4,519,569
AT&T Corp.	220,233	5,750,284
BellSouth Corp.	530,132	13,714,515
CenturyTel, Inc.	41,097	1,207,430
Citizens Communications Co.*	82,700	872,485
Qwest Communications International, Inc.*	487,345	2,436,725
SBC Communications, Inc.	946,352	25,655,603
Sprint Corp.	256,305	3,711,296
Verizon Communications, Inc.	779,644	30,211,205
		88,079,112
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	771,400	4,358,410
Nextel Communications, Inc. "A"*	274,255	3,167,645
Sprint Corp. (PCS Group)*	284,512	1,246,163
		8,772,218
Utilities 2.9%
Electric Utilities 2.2%
Allegheny Energy, Inc.	37,726	285,209
Ameren Corp.	41,418	1,721,746
American Electric Power Co.	97,689	2,669,840
CenterPoint Energy, Inc.	88,778	754,613
CINergy Corp.	46,877	1,580,692
CMS Energy Corp.	38,585	364,242
Consolidated Edison, Inc.	61,480	2,632,574
Constellation Energy Group, Inc.	47,342	1,317,054
Dominion Resources, Inc.	87,815	4,821,044
DTE Energy Co.	48,248	2,238,707
Edison International*	93,415	1,106,968
Entergy Corp.	70,040	3,193,124
Exelon Corp.	91,005	4,802,334
FirstEnergy Corp.	84,130	2,773,766
FPL Group, Inc.	50,333	3,026,523
PG&E Corp.*	118,663	1,649,416
Pinnacle West Capital Corp.	25,942	884,363
PPL Corp.	41,980	1,455,866
Progress Energy, Inc.	68,023	2,948,797
Public Service Enterprise Group, Inc.	66,502	2,134,714
Southern Co.	204,295	5,799,935
TECO Energy, Inc.	49,900	771,953
TXU Corp.	90,264	1,686,132
Xcel Energy, Inc.	114,776	1,262,536
		51,882,148
Gas Utilities 0.4%
El Paso Corp.	178,254	1,240,648
KeySpan Corp.	40,465	1,425,987
Kinder Morgan, Inc.	34,383	1,453,369
NICOR, Inc.	12,365	420,781
NiSource, Inc.	69,412	1,388,240
Peoples Energy Corp.	9,918	383,331
Sempra Energy	57,488	1,359,591
		7,671,947
Multi-Utilities & Unregulated Power 0.3%
AES Corp.*	142,321	429,809
Calpine Corp.*	109,913	358,316
Duke Energy Corp.	255,942	5,001,107
Dynegy, Inc. "A"	91,207	107,624
Mirant Corp.*	112,531	212,684
Williams Companies, Inc.	114,201	308,343
		6,417,883
Total Common Stocks (Cost $3,047,773,838)		2,311,389,411

	Principal Amount ($)	Value ($)

US Treasury Obligation 0.1%
US Treasury Bill, 1.16%**, 3/20/2003 (c) (Cost $1,167,070)	1,170,000	1,167,034

	Shares	Value ($)

Cash Equivalents Notes 0.0%
Cash Management Fund Institutional, 1.28% (b) (Cost $1,033,171)	1,033,171	1,033,171
Total Investment Portfolio - 100.0% (Cost $3,049,974,079) (a)		2,313,589,616

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate
(a) The cost for federal income tax purposes was $3,283,611,052. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $970,021,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $166,503,238 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,136,524,674.
(b) Cash Management Fund Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c) At December 31,2002, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
At December 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)
S&P 500	3/20/2003	145	31,928,125	31,860,125
Total unrealized depreciation on open futures contracts				68,000

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $3,049,974,079)	$ 2,313,589,616
Cash	27,398
Receivable for investments sold	30,760,139
Dividends receivable	3,758,266
Receivable for shares of beneficial interest subscribed	670,286
Receivable for daily variation margin on open futures contracts	118,025
Other assets	36,034
Total assets	$ 2,348,959,764
Liabilities
Payable for investments purchased	794,944
Accrued advisory fee	78,732
Other accrued expenses and payables	54,176
Total liabilities	927,852
Net assets	$ 2,348,031,912
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on:
Investments	(736,384,463)
Futures	(68,000)
Paid-in capital	3,084,484,375
Net assets, at value	$ 2,348,031,912

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Dividends (net of foreign taxes withheld of $110,673)	$ 42,066,055
Interest	998,605
Total income	43,064,660
Expenses: Advisory fees	1,257,364
Pricing	11,878
Audit fees	32,182
Legal	4,114
Trustees' fees and expenses	37,623
Other	55,783
Total expenses, before expense reductions	1,398,944
Expense reductions	(53,511)
Total expenses, after expense reductions	1,345,433
Net investment income (loss)	41,719,227
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(325,471,101)
Futures	(11,368,810)
(336,839,911)
Net unrealized appreciation (depreciation) during the period on: Investments	(393,758,838)
Futures	248,015
(393,510,823)
Net gain (loss) on investment transactions	(730,350,734)
Net increase (decrease) in net assets resulting from operations	$ (688,631,507)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income	$ 41,719,227	$ 64,654,806
Net realized gain (loss) on investment transactions	(336,839,911)	89,621,402
Net unrealized appreciation (depreciation) on investment transactions during the period	(393,510,823)	(1,632,514,258)
Net increase (decrease) in net assets resulting from operations	(688,631,507)	(1,478,238,050)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	878,391,542	2,530,846,594
Subscriptions in-kind	79,675,476	-
Redemptions in-kind	(72,979,345)	(3,293,610,708)
Value of capital withdrawn	(809,774,423)	(1,886,398,815)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	75,313,250	(2,649,162,929)
Increase (decrease) in net assets	(613,318,257)	(4,127,400,979)
Net assets at beginning of period	2,961,350,169	7,088,751,148
Net assets at end of period	$ 2,348,031,912	$ 2,961,350,169

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,348	2,961	7,089	8,165	5,201
Ratio of expenses before expense reductions (%)	.05	.05	.06	.08	.10
Ratio of expenses after expense reductions (%)	.05	.05	.06[a]	.08	.08[b]
Ratio of net investment income (loss) (%)	1.56	1.29	1.18	1.35	1.50
Portfolio turnover rate (%)	19	9[c]	28	13	4
Total investment return (%)[d]	(22.02)	-	-	-	-
[a] Effective March 15, 2000, the Advisor and Administrator contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
[b] Effective May 6, 1998, the Advisor and Administrator contractually agreed to limit its fees from the portfolio to the lesser of .05% or the amount that brings the total annual operating expenses up to .08% of the portfolio's average daily net assets.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[d] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

The Equity 500 Index Portfolio (the "Portfolio"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $672,886,776 and $494,258,939, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or "the Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG. For its services as Administrator, ICCC does not receive a fee.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. The Portfolio waives a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

In addition, for the year ended December 31, 2002, the Advisor agreed to waive its fees and reimburse expenses of the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio to 0.05%. Accordingly, for the year ended December 31, 2002, the Advisor did not impose a portion of its Advisory Fee pursuant to the Advisory Agreement aggregating $53,511 and the amount imposed aggregated $1,203,853, which was equivalent to an annual effective rate of 0.05% of the Portfolio's average net assets.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for attended board and committee meetings.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the year ended December 31, 2002, totaled $881,520.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent.

E. Subsequent Events

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. would continue as investment advisor of each master portfolio of the feeder funds. In each case, it is proposed that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the master portfolios. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within six months from the date of closing of the transaction. From the date of the closing of the transaction on January 31, 2003 until the shareholders of the funds approve the sub-advisory agreements with NTI, the investment advisory personnel who provide services to each of the funds will be employees of NTI but will be seconded (leased) from NTI to DeAM, Inc. or DIMA, as applicable, and will continue to manage the funds pursuant to current advisory agreements. After the shareholders approve the new sub-advisory agreements, the employees will no longer be leased to DeAM, Inc. or DIMA, but are expected to continue to provide services to the funds under the sub-advisory agreements as employees of NTI.

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included US custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Portfolio. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Portfolio's Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Portfolio, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Portfolio's permanent custodian.

Report of Independent Accountants

To the Trustees of Equity 500 Index Portfolio and Holders of Beneficial Interest in Equity 500 Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 21, 2003

Shareholder Meeting Results

A Special Meeting of Shareholders of Equity 500 Index Portfolio (the "Portfolio") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the even of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	74,148,756	2,872,063
S. Leland Dill	74,104,931	2,915,888
Martin J. Gruber	74,154,240	2,866,579
Richard T. Hale	74,163,814	2,857,005
Joseph R. Hardiman	74,143,881	2,876,938
Richard J. Herring	74,172,569	2,848,250
Graham E. Jones	74,129,257	2,891,562
Rebecca W. Rimel	74,150,413	2,870,406
Philip Saunders, Jr.	74,147,586	2,873,233
William N. Searcy	74,138,397	2,882,422
Robert H. Wadsworth	74,190,192	2,830,627

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund's Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.")

Affirmative	Against	Abstain
72,696,312	2,262,518	2,061,989

Trustees and Officers

The following are the Trustees and Officers for the Scudder S&P 500 Index Fund.

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1988-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
198
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
David Koziol (31) Vice President, 2002-present	Director of Deutsche Asset Management (2001 to present); prior thereto, principal in advanced strategies and research group, Barclays Global Investors; investment banker, Salomon Brothers	n/a
Kathleen T. Millard (42) Vice President, 1999-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Julie M. Van Cleave (43) Vice President, 2002-present	Managing Director of Deutsche Asset Management (2002 to present); prior thereto, Managing Director of large cap investments, Mason Street Advisors	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following are the Trustees and Officers for the Equity 500 Index Portfolio.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Institutional Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes